UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2008

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 8.01       Other Events

On December 9, 2008 Fleetwood Enterprises, Inc. issued a news release announcing that the registration statements in respect of its exchange offers for its existing $100 million principal amount of 5% convertible senior subordinated debentures have been declared effective by the Securities and Exchange Commission (SEC).  A copy of the news release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

              (d)  Exhibits

The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1
News release dated December 9, 2008 announcing that Fleetwood Enterprises, Inc.’s registration statements for the exchange offers of its existing $100 million principal (5% convertible senior subordinated debentures) have been declared effective by the Securities and Exchange Commission.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2008

FLEETWOOD ENTERPRISES, INC.

By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President- Corporate Development, General Counsel and Secretary